SUPPLEMENT TO THE PROSPECTUS AND
                       STATEMENT OF ADDITIONAL INFORMATION
                           OF EVERGREEN BALANCED FUNDS

I.       Evergreen Foundation Fund (the "Fund")

         Effective September 21, 2001, the section of the Fund's prospectus entitled "INVESTMENT GOAL" is restated in its entirety as follows:

         The Fund seeks capital growth and current income.

         The section of the Fund's prospectus entitled "INVESTMENT STRATEGY" is revised to include the following language for the fixed income portion of the
Fund:

         The Fund normally invests substantially all of the fixed income portion in dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. The Fund expects duration to provide a better measure of interest rate sensitivity than maturity. Accordingly, the Fund intends to limit duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration.

         In addition, Tattersall Advisory Group, Inc. will act as investment sub-advisor to the Fund. In conjunction with the above, the following revisions apply to the Fund's prospectus and SAI. The section of the Fund's prospectus entitled "FUND FACTS" is revised to include the following:

         Sub-Advisor:
         o  Tattersall Advisory Group, Inc.

         The section of the Fund's prospectus entitled "THE FUNDS' INVESTMENT ADVISOR" is revised to include the following:

         Tattersall Advisory Group, Inc. (TAG) is the investment advisor to:
         o  Balanced Fund
         o  Foundation Fund

         TAG, a subsidiary of First Union Corporation, has been managing mutual funds and private accounts since 1976 and manages over $4.5 billion in assets for 8 of the Evergreen Funds as of 8/31/2001. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

         The section of the Fund's prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is revised to include the following:

         Foundation Fund

         The equity portion of the Fund is managed by a team of equity portfolio
  management   professionals   from  EIMC's  Equity  Team,   with  team  members
  responsible for various equity sectors.

         The fixed income portion of the Fund is managed by a team of fixed income portfolio management professionals of Tattersall Advisory Group, Inc., with team members responsible for various fixed income sectors.

         The section in part one of the Fund's SAI entitled "Advisory Fees" under "EXPENSES" is revised to include the following:

         Tattersall Advisory Group, Inc. (TAG) is the investment sub-advisor for the fixed income portion of Balanced Fund and Foundation Fund.

II.      Evergreen Tax Strategic Foundation Fund (the "Fund")

         The section of the Fund's prospectus entitled "FUND FACTS" is revised as follows:

         Portfolio Managers:
         o  By Team (Equity portion)
         o  Mathew W. Kiselak (Fixed Income portion)

         The section of the Fund's prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is revised to include the following:

         Tax Strategic Foundation Fund

         The equity portion of the Fund is managed by a team of equity portfolio
  management   professionals   from  EIMC's  Equity  Team,   with  team  members
  responsible for various equity sectors.

         The fixed income portion of the  Fund is managed by Mathew W. Kiselak.

           Mathew W. Kiselak has managed the fixed income portion of the Fund since October 2000. Mr. Kiselak has been a portfolio manager with Evergreen Investment Management Company, LLC since he joined First Union National Bank
  (FUNB) in August 2000 as a senior portfolio manager and Vice President. From August 1992 until he joined FUNB, Mr. Kiselak was a portfolio manager with Bank of America Capital Management.

September 24, 2001

III.     Evergreen Balanced Funds

         Effective January 1, 2002, the sections of the Evergreen Balanced Funds' prospectus entitled "INVESTMENT STRATEGY" for each of the following Funds are revised as follows:

         Evergreen Balanced Fund

         The Fund invests in a combination of debt and equity securities chosen for the potential for current income and capital growth. The proportion of the Fund's assets invested in fixed income and equity securities will change based on economic conditions and investment opportunities.

         The Fund invests in equity securities including both common and preferred stocks. The Fund's stock selection is based on quality, "blue chip" large capitalization companies (i.e., companies whose market capitalizations fall within the range tracked by the S&P 500 Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the S&P 500 Index. The portfolio managers look for companies with strong fundamentals and growth prospects with valuations that leave ample room for appreciation. The Fund's portfolio managers employ a growth style of equity management. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth.

         Evergreen Foundation Fund

         The equity securities in which the Fund invests will primarily consist of the common stocks, preferred stocks and securities convertible or exchangeable for common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the S&P 500 Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the S&P 500 Index. The Fund's portfolio managers select stocks using a "growth-at-a-reasonable-price" method. This style of diversified equity management is best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. "Value" stocks are stocks of companies which the Fund's portfolio managers believe are undervalued. The portfolio managers look for factors that could trigger a rise in price such as new products or markets or positive changes in corporate structure or market protection. The Fund's investment in equity securities will be on the basis of the potential for capital growth.

         Tax Strategic Foundation Fund

         The equity securities in which the Fund invests will primarily consist of common stocks, preferred stocks and securities convertible or exchangeable for common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the S&P 500 Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the S&P 500 Index. The Fund's portfolio managers select stocks using a "growth-at-a-reasonable-price" method. This style of diversified equity management is best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. "Value" stocks are stocks of companies which the Fund's portfolio managers believe are undervalued. The Fund's investment in equity securities will be on the basis of the potential for capital growth.

January 18, 2002                                                   560631 (1/02)